                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 29, 1998

Morgan Stanley Capital I Inc. (as depositor under a Pooling and Servicing Agreement to be dated as of June 1, 1998 providing for, inter alia, the issuance of Commercial Mortgage Pass-Through Certificates, Series 1998-WF2)


                          Morgan Stanley Capital I Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                333-45467              13-3291626
  (STATE OR OTHER JURISDICTION     (COMMISSION)        (I.R.S. EMPLOYER
       OF INCORPORATION)           FILE NUMBER)       IDENTIFICATION NO.)



                     1585 Broadway, New York, New York 10036
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 296-7000


                   -----------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


                                                                     Sequential
                                                                       Numbered
Exhibit                                                                 Exhibit
Number                                                                     Page
-------                                                              ----------

99.1                 ABS Term Sheet prepared by Morgan Stanley &
                     Co. Incorporated in connection with
                     Registrant's Commercial Mortgage
                     Pass-Through Certificates, Series 1998-WF2

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MORGAN STANLEY CAPITAL I INC.



                                      By:   /s/ Russell A. Rahbany
                                            ----------------------------------
                                            Name:    Russell A. Rahbany
                                            Title:   Vice President


Dated:  May 29, 1998